UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02	Results of Operations and Financial Conditions.

StanCorp Financial Group, Inc. (“StanCorp”) is filing this Current Report on Form 8-K (“Current Report”) to update certain items in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“2011 Annual Report”). On January 1, 2012, the Company retrospectively adopted Accounting Standards Update (“ASU”) No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The retrospective implementation of the deferral and recognition guidance associated with ASU No. 2010-26 changed certain previously reported items within the 2011 Annual Report. In accordance with the requirements of the Securities and Exchange Commission (“SEC”), the Company has updated all affected items for each of the years presented in the 2011 Annual Report. The revision of the previously issued 2011 Annual Report is being made in accordance with applicable accounting rules and should not be read as a restatement of the 2011 Annual Report.

The following items of the 2011 Annual Report are being updated retrospectively to reflect the adoption of ASU No. 2010-26:

1.	Part I, Item 1	Business
2.	Part II, Item 6	Selected Financial Data
3.	Part II, Item 7	Management’s Discussion and Analysis of Financial Condition and Results of Operations
4.	Part II, Item 8	Financial Statements and Supplementary Data
5.	Exhibit 12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

The above sections, as updated retrospectively, are included in Exhibit 12.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 to this Current Report and are incorporated herein by reference. This Current Report, including all exhibits, should be read in conjunction with the 2011 Annual Report; provided that the foregoing sections supersede the information included in “Business,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Financial Statements and Supplementary Data,” and “Statement Regarding Computation of Ratio of Earnings to Fixed Charges” contained in the 2011 Annual Report. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 (“Form 10-Q”) and subsequent filings with the SEC. The Form 10-Q and other SEC filings contain important information regarding forward looking statements, events, developments or updates to certain expectations of the Company that have occurred subsequent to the filing of the 2011 Annual Report.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23	Consent of Independent Registered Public Accounting Firm.

99.1	Part I, Item 1—Business

99.2	Part II, Item 6—Selected Financial Data

99.3	Part II, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Part II, Item 8—Financial Statements and Supplementary Data

101	Financial statements from the annual report on Form 10-K of StanCorp Financial Group Inc. for the fiscal year ended December 31, 2011, as updated retrospectively, formatted in XBRL: (i) the Consolidated Statements of Income and Comprehensive Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Changes in Shareholders’ Equity, (iv) the Consolidated Statements of Cash Flows, and (v) the Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: July 18, 2012

/s/ Robert M. Erickson
Robert M. Erickson
Vice President and Controller